Exhibit 99.1

EXECUTION VERSION

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of August 26, 2013, by and among Akorn, Inc., a Louisiana corporation (“Parent”), and the stockholders of Hi-Tech Pharmacal Co., Inc., a Delaware corporation (the “Company”), listed on the signature pages hereto (each a “Stockholder” and collectively, the “Stockholders”).

W I T N E S S E T H:

WHEREAS, Parent, Akorn Enterprises, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and the Company entered into an Agreement and Plan of Merger, dated as of August 25, 2013 (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), providing for, among other things and subject to the terms and conditions of the Merger Agreement, the merger of Merger Sub with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in such Merger.

WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner of the number of Shares set forth on Exhibit A hereto (all such shares set forth on Exhibit A, together with any Shares that are hereafter issued to or otherwise acquired or owned by any Stockholder prior to the termination of this Agreement being referred to herein as the “Covered Shares”).

WHEREAS, as a condition and material inducement to Parent’s willingness to enter into and perform its obligations under the Merger Agreement, Parent has required that each Stockholder agree, and each Stockholder has agreed, to enter into this Agreement pursuant to which such Stockholder is agreeing, among other things, to vote all of its Covered Shares in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration given to each party hereto, the receipt of which is hereby acknowledged, the parties agree as follows:

Article I
GENERAL

1.1              Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

(a)                “Beneficial Ownership” has the meaning ascribed to such term in Rule 13d3 under the Securities Exchange Act of 1934, as amended. The terms “Beneficially Own”, “Beneficially Owned” and “Beneficial Owner” shall each have a correlative meaning.

(b)               “Encumbrance” means any security interest, pledge, mortgage, lien (statutory or other), charge, option to purchase, lease or other right to acquire any interest or any claim, restriction, covenant, title defect, hypothecation, assignment, deposit arrangement or other encumbrance of any kind or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement), excluding restrictions under securities laws.

(c)                “Permitted Transfer” means a Transfer of Covered Shares by a Stockholder (A) to an Affiliate of such Stockholder, provided that, (i) such Affiliate shall remain an Affiliate of such Stockholder at all times following such Transfer, and (ii) prior to the effectiveness of such Transfer, such transferee executes and delivers to Parent a written agreement, in form and substance reasonably acceptable to Parent, to assume all of such Stockholder’s obligations hereunder in respect of the Covered Shares subject to such Transfer and to be bound by the terms of this Agreement, with respect to the Covered Shares subject to such Transfer, to the same extent as such Stockholder is bound hereunder and to make each of the representations and warranties hereunder in respect of the Covered Shares transferred as such Stockholder shall have made hereunder or (B) pursuant to (i) the exercise of stock options and the sale of the acquired shares; (ii) the sale of shares to pay taxes liabilities associated with the exercise of stock options and (iii) other Transfer which, in the aggregate with transfers pursuant to (i) and (ii), do not exceed $1,000,000 of proceeds or involve Covered Shares with a value in excess of $1,000,000.

(d)               “Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of (by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise).

Article II

2.1              Agreements to Vote.

(a)                From the date hereof until the termination of this Agreement pursuant to Section 5.1 hereof, each of the Stockholders hereby irrevocably and unconditionally agrees that at any meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, the Stockholders shall, in each case, to the fullest extent that such matters are submitted for the vote or written consent of the Stockholders and that the Covered Shares are entitled to vote thereon or consent thereto:

(i)                 appear at each such meeting in person or by proxy, or otherwise cause the Covered Shares to be counted as present thereat for purposes of calculating a quorum; and

(ii)               vote (or cause to be voted), in person or by proxy, or, if applicable, deliver (or cause to be delivered) a written consent covering, all of the Covered Shares (A) in favor of the adoption of the Merger Agreement and any related proposal in furtherance thereof, as reasonably requested by Parent, submitted for the vote or written consent of stockholders, including, without limiting any of the foregoing obligations, in favor of any proposal to adjourn or postpone to a later date any meeting of the stockholders of the Company at which any of the foregoing matters are submitted for consideration and vote of the stockholders of the Company if there are not sufficient votes for approval of such matters on the date on which the meeting is held, (B) against any action or agreement submitted for the vote or written consent of stockholders that the Stockholders know or reasonably suspect is in opposition to the Merger or that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of the Stockholders contained in this Agreement, and (C) against any Acquisition Proposal and against any other action, agreement or transaction submitted for the vote or written consent of stockholders that the Stockholders know or reasonably suspect would impede, interfere with, delay, postpone, discourage, frustrate the purposes of, adversely affect or prevent the consummation of the Merger or the other transactions contemplated by the Merger Agreement or this Agreement or the performance by the Company of its obligations under the Merger Agreement or by the Stockholders of their obligations under this Agreement.

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(b)               Any vote required to be cast or consent required to be executed pursuant to this Section 2.1 shall be cast (or consent shall be given) by the Stockholders in accordance with such procedures relating thereto so as to reasonably expect that it is duly counted, including for purposes of determining whether a quorum is present.

(c)                The obligations of the Stockholders specified in Section 2.1(a) shall apply whether or not the Merger or any action described above is recommended by the Company’s Board of Directors (or any committee thereof).

(d)               Each Stockholder hereby irrevocably (until the termination of this Agreement pursuant to Section 5.1 hereof) grants to, and appoints, Parent and any senior executive officer thereof, such Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to attend any meeting of the stockholders of the Company on behalf of such Stockholder with respect to the matters set forth in Section 2.1(a), to include such Covered Shares in any computation for purposes of establishing a quorum at any such meeting of the stockholders of the Company, and to vote all Covered Shares, or to grant a consent or approval in respect of the Covered Shares, in connection with any meeting of the stockholders of the Company or any action by written consent in lieu of a meeting of the stockholders of the Company in a manner consistent with the provisions of Section 2.1(a), in each case, in the event that (i) such Stockholder fails to comply with the obligations of such Stockholder set forth in Section 2.1(a), (ii) any action, claim or proceeding is commenced, or order or judgment entered, which challenges or impairs the enforceability or validity of the obligations of such Stockholder set forth in Section 2.1(a) or (iii) Parent notifies such Stockholder of its intent to exercise the proxy set forth in this Section 2.1(d). Such Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2.1(d) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Such Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and, except as set forth in Section 5.1, is intended to be irrevocable.

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2.2              No Inconsistent Agreements. Each of the Stockholders hereby represents, covenants and agrees that, except for this Agreement, such Stockholder (a) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Covered Shares, (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy, consent or power of attorney with respect to the Covered Shares and (c) has not taken and while this Agreement remains in effect shall not take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing any of his or her obligations under this Agreement.

Article III
REPRESENTATIONS AND WARRANTIES

3.1              Representations and Warranties of the Stockholders. Each Stockholder, as to itself only, hereby represents and warrants to Parent as follows:

(a)                Authorization. Such Stockholder has the legal capacity, full power and authority to execute and deliver this Agreement, to perform his or her obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of such Stockholder’s obligations hereunder and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by such Stockholder and no other actions or proceedings on the part of such Stockholder or any manager or partner thereof are necessary to authorize the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of such Stockholder’s obligations hereunder or the consummation by such Stockholder of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Applicable Laws affecting the enforcement of creditors’ rights generally or by general principles of equity). If such Stockholder is married and the Covered Shares constitute community property under Applicable Law, this Agreement has been duly authorized, executed and delivered by, and constitutes the legal, valid and binding agreement of, such Stockholder’s spouse, subject to the effect of any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors’ rights generally and to rules of law governing specific performance, injunctive relief and other equitable remedies. If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement.

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(b)               Ownership. The Covered Shares owned by such Stockholder are as of the date hereof, and will be through the Closing Date, Beneficially Owned and owned of record by the Stockholder, free and clear of any Encumbrances. Such Stockholder has and will have at all times through the Closing Date the voting power to control the vote and consent as contemplated herein, the power of disposition, the power to issue instructions with respect to the matters set forth in Article II, and the power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of the Stockholder’s Covered Shares.

(c)                No Violation. The execution, delivery and performance of this Agreement by the Stockholder does not and will not (whether with or without notice or lapse of time, or both) (i) violate any provision of the certificate of formation or other comparable governing documents, as applicable, of such Stockholder, (ii) violate, conflict with or result in the breach of any of the terms or conditions of, result in any (or the right to make any) modification of or the cancellation or loss of a benefit under, require any notice, consent or action under, or otherwise give any Person the right to terminate, accelerate obligations under or receive payment or additional rights under, or constitute a default under, any Contract to which such Stockholder is a party or by which such Stockholder is bound or (iii) violate any Applicable Law applicable to such Stockholder or by which any of such Stockholder’s assets or properties is bound, except for any of the foregoing as would not, either individually or in the aggregate, impair in any material respect the ability of such Stockholder to perform such Stockholder’s obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(d)               Consents and Approvals. The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of such Stockholder’s obligations under this Agreement and the consummation by it of the transactions contemplated hereby will not, require such Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Authority, other than the filings of any reports with the SEC and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings and notifications, would not, either individually or in the aggregate, prevent or materially delay the performance by such Stockholder of any of such Stockholder’s obligations hereunder.

(e)                Absence of Litigation. As of the date hereof, there is no action, claim, suit, proceeding, investigation before or by any issued or Governmental Authority or arbitrator or any judgment, order, legal requirement or injunction pending or, to the knowledge of such Stockholder, threatened against or affecting such Stockholder that would reasonably be expected to impair in any material respect the ability of such Stockholder to perform his or her obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(f)                Finder’s Fees. No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent, Merger Sub or the Company in respect of this Agreement based upon any arrangement or agreement made by or at the direction of such Stockholder.

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(g)               Reliance by Parent and Merger Sub. Such Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement and the representations and warranties of such Stockholder contained herein. Such Stockholder understands and acknowledges that the Merger Agreement governs the terms of the Merger and the other transactions contemplated thereby.

3.2              Representations and Warranties of Parent.

(a)                Authorization. Parent has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Parent of this Agreement, the performance by it of its obligations hereunder and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by Parent and no other actions or proceedings on the part of Parent are necessary to authorize the execution and delivery by it of this Agreement, the performance by it of its obligations hereunder or the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding obligation of Parent, enforceable against it in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity).

(b)               No Violation. The execution, delivery and performance of this Agreement by Parent does not and will not (whether with or without notice or lapse of time, or both) (i) violate any provision of the certificate of formation or other comparable governing documents, as applicable, of Parent, (ii) violate, conflict with or result in the breach of any of the terms or conditions of, result in any (or the right to make any) modification of or the cancellation or loss of a benefit under, require any notice, consent or action under, or otherwise give any Person the right to terminate, accelerate obligations under or receive payment or additional rights under, or constitute a default under, any Contract to which Parent is a party or by which Parent is bound or (iii) violate any Applicable Law applicable to Parent or by which any of Parent’s assets or properties is bound, except for any of the foregoing as would not, either individually or in the aggregate, impair in any material respect the ability of Parent to perform Parent’s obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(c)                Consents and Approvals. The execution and delivery of this Agreement by Parent does not, and the performance by Parent of Parent’s obligations under this Agreement and the consummation by it of the transactions contemplated hereby will not, require Parent to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Authority, other than the filings of any reports with the SEC and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings and notifications, would not, either individually or in the aggregate, prevent or materially delay the performance by Parent of any of Parent’s obligations hereunder.

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(d)               No Beneficial Ownership. Parent hereby represents and warrants to the Stockholders that nothing contained in this Agreement has caused or shall cause Parent to acquire Beneficial Ownership of the Covered Shares.

Article IV
OTHER COVENANTS

4.1              Prohibition on Transfers, Other Actions. During the term of this Agreement, each Stockholder hereby agrees not to (i) Transfer any of the Covered Shares, Beneficial Ownership thereof or any other interest therein (including by tendering into a tender or exchange offer), unless such Transfer is a Permitted Transfer, (ii) enter into any agreement, arrangement or understanding with any Person (other than Parent or Merger Sub), or, subject to Section 4.4(c), knowingly take any other action, that violates or conflicts with the Stockholder’s representations, warranties, covenants and obligations under this Agreement, or (iii) knowingly take any action that could restrict or otherwise affect the Stockholder’s legal power, authority and right to comply with and perform its covenants and obligations under this Agreement. No Transfer of any Covered Shares in violation of this Section 4.1 shall be made or recorded on the books of the Company and any Transfer in violation of this provision shall be void ab initio. Stockholder shall promptly notify the Company and Parent if Stockholder is approached or solicited, directly or indirectly, in respect of any transfer (directly or indirectly, by operation of law or otherwise) of Shares, and shall provide Parent with all details relating thereto as reasonably requested by Parent.

4.2              Stock Dividends, etc. In the event of a stock split, stock dividend or distribution, or any change in the Shares by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, the term “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

4.3              Spousal Consent. Each Stockholder who is married and resides in a community property state shall cause such Stockholder’s spouse to execute and deliver to Parent the spousal consent set forth in Exhibit B.

4.4              Confidentiality; No Solicitation.

(a)                Each Stockholder recognizes that successful consummation of the transactions contemplated by this Agreement (including the Merger) may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, prior to the public disclosure thereof by Parent or the Company pursuant to the terms of the Merger Agreement, each Stockholder hereby agrees, in his or her capacity as a stockholder of the Company only, not to issue any press release or make any other public statement or disclose or discuss such matters with anyone not a party to this Agreement (other than such Stockholder’s counsel and advisors, if any) without the prior written consent of Parent and the Company, except as required by Applicable Law.

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(b)               Except as set forth in this Section 4.4 each Stockholder (solely in his or her capacity as a Stockholder of the Company) hereby agrees that it shall immediately cease and cause to be terminated all existing discussions and negotiations with any Person conducted heretofore with respect to any Acquisition Proposal. During the term of this Agreement and except as permitted by Section 4.4(c), each Stockholder agrees that it shall not, directly or indirectly, (i) solicit, initiate, endorse, knowingly encourage or knowingly facilitate (including by way of furnishing information) any inquiry, proposal or offer with respect to, or the making or completion of, any Acquisition Proposal, or any inquiry, proposal or offer that is reasonably likely to lead to any Acquisition Proposal, or (ii) enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other contract relating to an Acquisition Proposal or any proposal or offer that is intended to lead to an Acquisition Proposal or that requires the Company to abandon the Merger Agreement or the transactions contemplated thereby. Each Stockholder hereby agrees to notify Parent in writing of any Acquisition Proposal within 24 hours after receipt of any such Acquisition Proposal, and shall disclose the material terms of such Acquisition Proposal.

(c)                Notwithstanding anything to the contrary in this Agreement, solely to the extent the Company is permitted to take the actions set forth in Section 6.7 of the Merger Agreement with respect to an Acquisition Proposal and such Stockholder has not breached this Section 4.4, each Stockholder and its Representatives will be free to participate in any discussions or negotiations regarding such Acquisition Proposal with the Person making such Acquisition Proposal and to otherwise take action to the extent the Company may take such action, provided that such action by such Stockholder and its Representatives would be permitted to be taken by the Company pursuant to Section 6.7 of the Merger Agreement.

(d)               For purposes of this Section 4.4, the Company will be deemed not to be a Representative of any Stockholder, and no officer, director, employee, agent or advisor of the Company (in each case, solely in their capacities as such) will be deemed to be a Representative of any such Stockholder. For the avoidance of doubt, nothing in this Section 4.4 shall affect in any way the obligations of any Person (including the Company) under Section 6.7 of the Merger Agreement.

4.5              Notice of Acquisitions. Each Stockholder hereby agrees to notify Parent in writing as promptly as practicable (and in any event within 24 hours following such acquisition by the Stockholder) of the number of any additional Shares or other securities of the Company of which the Stockholder acquires Beneficial Ownership on or after the date hereof.

4.6              Waiver of Appraisal Rights; Actions. Each Stockholder hereby (i) waives and agrees not to exercise any rights of appraisal or rights to dissent from the Merger that Stockholder may have, and (ii) agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors (x) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (y) alleging a breach of any fiduciary duty of any Person in connection with the negotiation and entry into the Merger Agreement.

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4.7              Disclosure. Each Stockholder hereby authorizes the Company and Parent to publish and disclose in any press release or public announcement or in disclosure required by the SEC and in the Proxy Statement such Stockholder’s identity and ownership of such Stockholder’s Covered Shares and the nature of such Stockholder’s obligations under this Agreement.

4.8              Notices of Certain Events. Each Stockholder agrees that such Stockholder shall promptly notify Parent of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any of the representations and warranties of such Stockholder set forth in this Agreement to no longer be true and correct.

Article V
MISCELLANEOUS

5.1              Termination. This Agreement shall remain in effect until the earliest to occur of (a) the termination of the Merger Agreement in accordance with its terms, (b) the Closing Date, (c) the delivery of written notice of termination by the Stockholder to Parent, to the extent permitted under Applicable Law, following the date of any modification, waiver, change or amendment of the Merger Agreement executed after the date hereof that results in (i) a decrease in the Merger Consideration (as defined in the Merger Agreement on the date hereof) or (ii) a change in the form of Merger Consideration effected without the prior consent of the Stockholder and (d) the delivery of written notice by Parent to the Stockholders of termination of this Agreement, and upon the occurrence of the earliest of such events this Agreement shall terminate and be of no further force and effect; provided, however, that the provisions of this Article V shall survive any termination of this Agreement. Nothing in this Section 5.1 and no termination of this Agreement shall relieve or otherwise limit any party of liability for any prior willful and material breach of this Agreement.

5.2              No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership (whether beneficial ownership or otherwise) of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the applicable Stockholder, and Parent shall have no authority to direct the Stockholders in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

5.3              Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile or email, upon written confirmation of receipt by facsimile or email, (b) on the first (1st) Business Day following the date of dispatch if delivered by a recognized next-day courier service, (c) on the earlier of confirmed receipt or the fifth (5th) Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid, or (d) upon actual receipt. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

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(a) if to Parent, to:

Akorn, Inc.
1925 West Field Court, Suite 300
Lake Forest, Illinois 60045
Attention:	Joseph Bonaccorsi
Facsimile:	(866) 468-0750

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Attention:	David Fox
Keith S. Crow
Facsimile:	(212) 446-6460

(b) if to the Company, to:

Hi-Tech Pharmacal Co., Inc.
369 Bayview Avenue
Amityville, New York 11701
Attention:	David S. Seltzer
Facsimile:	(631) 881-9482

with a copy (which shall not constitute notice) to:

Arent Fox LLP
1717 K Street, N.W.
Washington, D.C. 20036
Attention:	Jeffrey E. Jordan
Facsimile:	(202) 957-6395

with a copy (which shall not constitute notice) to:

Tashlik Goldwyn Crandell Levy LLP
40 Cuttermill Road
Great Neck, NY 11021
Attention:	Martin M. Goldwyn
Facsimile:	(516) 829-6509

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(c)                if to a Stockholder, to the address set forth opposite such Stockholder’s name in Exhibit A hereto.

5.4              Interpretation. When a reference is made in this Agreement to a Section or an Exhibit or a Schedule, if any, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” When used herein, the word “extent” and the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such word or phrase shall not simply mean “if.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in this Agreement. The term “or” is not exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” References to days mean calendar days unless otherwise specified. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement.

5.5              Counterparts; Facsimile or .pdf Signatures. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. This Agreement may be executed by facsimile or .pdf signature and a facsimile or .pdf signature shall constitute an original for all purposes.

5.6              Entire Agreement. This Agreement and, to the extent referenced herein, the Merger Agreement and the Stockholder Consent, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto, constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the parties with respect to the subject matter hereof and thereof.

5.7              Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)                This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.

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(b)               Each of the parties irrevocably agrees that any legal action or proceeding arising out of or related to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by any other party hereto or its successors or assigns may be brought and determined in the Court of Chancery in and for New Castle County in the State of Delaware (or, if such court lacks jurisdiction, any appropriate state or federal court in New Castle County in the State of Delaware) and in the applicable courts of appeal thereto, and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any action, suit or proceeding relating thereto except in such courts). Each of the parties agrees further to accept service of process in any manner permitted by such courts. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or related to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure lawfully to serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(c)                EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.8              Specific Performance. The parties hereby acknowledge and agree that they would suffer irreparable damage in the event that any of the obligations in this Agreement are not performed in accordance with its specific terms or if the Agreement was otherwise breached and that money damages, even if available, would not be an adequate remedy therefor. Accordingly, the parties agree that they shall be entitled to specific performance, an injunction, restraining order and/or such other equitable relief, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond or other security in connection therewith), this being in addition to any other rights and remedies existing at law or in equity, as a court of competent jurisdiction may deem necessary or appropriate to enforce the rights and obligations of the parties hereunder (without posting of bond or other security). These injunctive remedies are cumulative and in addition to any other rights and remedies the parties may have at law or in equity. In any litigation or dispute regarding this Agreement, the non-prevailing party shall pay all costs and expenses of collection or enforcement of this Agreement incurred by the prevailing party in such litigation or dispute, including reasonable attorneys’ fees and expenses, in connection with such collection or enforcement of this Agreement.

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5.9              Amendment; Waiver. This Agreement may be amended, modified or supplemented by a writing executed by each of the parties hereto. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties in interest at the time of the amendment.

5.10          Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any Applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

5.11          Assignment; Successors; No Third Party Beneficiaries.

(a)                This Agreement shall not be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Parent may assign, in its sole discretion and without the consent of any other party, any or all of its rights, interests and obligations hereunder to one or more direct or indirect wholly-owned subsidiaries of Parent (each, an “Assignee”), provided, however, that no such assignment shall relieve Parent of any of its obligations under this Agreement.

(b)               Subject to the preceding Section 5.11(a), this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.

5.12          Stockholder Capacity. The restrictions and covenants of each Stockholder hereunder shall not be binding, and shall have no effect, in any way with respect to any director or officer of the Company or any of its Subsidiaries in such Person’s capacity as such a director or officer, nor shall any action taken by any such director or officer in his or her capacity as such be deemed a breach by a Stockholder of this Agreement.

5.13          Several Liability. Parent acknowledges that the obligations of each Stockholder under this Agreement shall be several (and not joint) and no Stockholder shall be responsible in any way for the actions or omissions of the others.

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5.14          No Consequential Damages. The parties agree that in no event shall any damages owed to any other party hereto resulting from a breach of this Agreement include special, indirect, consequential, incidental, lost profits, exemplary or punitive damages.

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IN WITNESS WHEREOF, Parent and the Stockholders have caused to be executed or executed this Agreement as of the date first written above.

AKORN, INC.

By:	/s/ J. Bonaccorsi
Name: J. Bonaccorsi
Title: Secretary

HI-TECH PHARMACAL CO., INC.

By:	/s/ David S. Seltzer
Name: David S. Seltzer
Title: Chief Executive Officer

/s/ David S. Seltzer
DAVID S. SELTZER

/s/ Reuben Seltzer
REUBEN SELTZER

/s/ Yashar Hirshaut
YASHAR HIRSHAUT

/s/ William Peters
WILLIAM PETERS

/s/ Martin M. Goldwyn
MARTIN M. GOLDWYN

/s/ Anthony J. Puglisi
ANTHONY J. PUGLISI

/s/ Bruce W. Simpson
BRUCE W. SIMPSON

/s/ Jack Van Hulst
JACK VAN HULST

EXHIBIT A

STOCKHOLDER INFORMATION

Name	Address	Shares	Options to Purchase Shares
David S. Seltzer	c/o Hi-Tech Pharmacal Co., Inc. 369 Bayview Avenue Amityville, New York 11701	1,371,185	550,000
Reuben Seltzer	c/o Hi-Tech Pharmacal Co., Inc. 369 Bayview Avenue Amityville, New York 11701	521,510	326,250
Yashar Hirshaut, M.D.	c/o Hi-Tech Pharmacal Co., Inc. 369 Bayview Avenue Amityville, New York 11701	45,500	110,875
William Peters	c/o Hi-Tech Pharmacal Co., Inc. 369 Bayview Avenue Amityville, New York 11701	0	158,750
Martin M. Goldwyn	c/o Tashlik Goldwyn Crandell Levy LLP. 40 Cuttermill Road Great Neck, New York 11021	0	95,194
Anthony J. Puglisi	c/o Hi-Tech Pharmacal Co., Inc. 369 Bayview Avenue Amityville, New York 11701	0	87,250
Bruce W. Simpson	c/o Hi-Tech Pharmacal Co., Inc. 369 Bayview Avenue Amityville, New York 11701	0	50,468
Jack van Hulst	c/o Hi-Tech Pharmacal Co., Inc. 369 Bayview Avenue Amityville, New York 11701	0	46,281